                                                                    EXHIBIT 23.3

          Levitz,
          Zacks &
          Ciceric
CERTIFIED PUBLIC ACCOUNTANTS







              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated July 2, 2002 relating to the 2001 financial statements of MicroIslet, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/S/ Levitz, Zacks & Ciceric


Levitz, Zacks & Ciceric
CERTIFIED PUBLIC ACCOUNTANTS
San Diego, California
April 11, 2003